UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

BioNexus Gene Lab Corp.
(Exact name of registrant as specified in its charter)

Wyoming	001-41750	35-2604830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur	59200
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: +1 307 241 6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On June 17, 2025, the Board of Directors of BioNexus Gene Lab Corp. (the “Company”) appointed Ms. Chong Set Fui (Angeline) as the Company’s Chief Financial Officer and Principal Financial Officer, effective immediately.

Ms. Chong, age 62, has over 25 years of senior financial leadership experience, including serving as the Chief Financial Officer of Avillion Berhad from 2013 until November 2024. She is a member of the Association of Chartered Certified Accountants (ACCA) and the Malaysian Institute of Accountants (MIA), and brings deep expertise in corporate financial reporting, internal controls, and regional operations oversight.

Ms. Chong will concurrently serve as Chief Financial Officer of the Company’s wholly-owned subsidiary, MRNA Scientific Sdn. Bhd., and will perform the responsibilities of the Principal Financial Officer of BioNexus Gene Lab Corp. in accordance with U.S. federal securities laws and Nasdaq rules.

Under the terms of her employment agreement with MRNA Scientific Sdn. Bhd., Ms. Chong will receive a monthly salary of RM15,000 (approximately USD $3,500), plus benefits including medical coverage, fuel allowance, and eligibility for discretionary bonus compensation. Her appointment was reviewed and recommended by the Company’s Nomination and Corporate Governance Committee and Compensation Committee, and approved by the Board of Directors. The Company has also entered into an indemnification agreement with Ms. Chong governed by the laws of the State of Wyoming.

There are no family relationships between Ms. Chong and any director or executive officer of the Company, and she has not been involved in any related party transaction requiring disclosure under Item 404(a) of Regulation S-K.

Concurrent with the new appointment, Mr. Su-Leng Tan Lee ceased his role as acting Chief Financial Officer and Principal Financial Officer of the Company.

A copy of the Service Contract between the Company and Ms. Chong is attached hereto as Exhibit 10.7.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
10.7	The Service Contract between the Company and Ms. Chong Set Fui (Angeline)
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNexus Gene Lab Corp.

Date: June 23, 2025	By:	/s/ Su-Leng Tan Lee
	Name:	Su-Leng Tan Lee
	Title:	Chief Executive Officer

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